Certain of the comments made in this presentation and in the question and answer session that follows may contain forward-looking statements in relation to operations, financial condition and operating results of MGP Ingredients, Inc. and such statements involve a number of risks and uncertainties. These statements reflect management’s views as of today and we do not undertake any obligation to update them. We wish to caution you that these statements are only estimates and that actual results may differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Item 1A Risk Factors of our Annual Report on Form 10-K for the period ending December 31, 2014 as updated by Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q for the quarters ended June 30, 2015 and September 30, 2015.

• Founded in 1941 by Cloud L. Cray, Sr. • Headquartered in Atchison, Kansas • 300 employees • Leading supplier of premium bourbon, whiskey, distilled gin, and vodka • Largest U.S. supplier of rye whiskey • Largest U.S. supplier of distilled gin • Largest U.S. supplier of specialty wheat proteins and starches • Last 12 Month (11/12/2015) total shareholder return = 40%

LAWRENCEBURG, IN DISTILLERY • Distilling & Aging • Wide Range of Whiskeys • Standard & Custom Mash Bills • Gins • Grain Natural Spirits/Vodka • R&D Lab ATCHISON PROTEIN & STARCH • Specialty Wheat Proteins & Starches • Textured Proteins ATCHISON, KS DISTILLERY • High Quality, Efficient Production • Grain Natural Spirits/Vodka • Gins • Industrial RESEARCH & DEVELOPMENT • Extensive R&D Resources

WHISKEY (U.S.) • 18.5MM Cases • 5% 5 Year CAGR • MGP Estimated Share = 8% CRAFT • +700 Distilleries • 2014 Volume +58% GIN (U.S.) • 6.3MM Cases • (3)% 5 Year CAGR • MGP Estimated Share = 65% RYE WHISKEY (U.S.) • 500K Cases • 45% 5 Year CAGR • MGP Estimated Share = 70% Note: data based on internal company estimates

HIGH PROTEIN • Category (N. Amer.) = $16B • 9% projected 5 year CAGR HIGH FIBER • Category (N. Amer.) = $1.3B • 13% projected 5 year CAGR MEAT SUBSTITUTES • Category (N. Amer.) = $0.6B • 4% projected 5 year CAGR NON-GMO • Category (N. Amer.) = $0.8B • 5% projected 5 year CAGR “MGP Ingredients, Atchison, Kas., offers specialty proteins and starches derived from non-bioengineered wheat.” Note: data based on internal company estimates

Secure our future by consistently delivering superior financial results by more fully participating in all levels of the alcohol and food ingredients segments for the betterment of our shareholders, employees, partners, consumers, and communities.

• Shifting sales mix to higher margin products • Investing to supply more premium bourbon and whiskey • Leveraging capabilities to extend product range of white goods • Supplying all tiers of the beverage alcohol market

“The growth in this [meat substitutes] market is propelled by continuous growth in the vegetarian food industry and the increasing health concerns of consumers.” SOURCE LINK “Whatever the science says, many consumers have made up their minds: no genetic tinkering with their food,”* SOURCE LINK • Shifting sales mix to higher value specialty protein and starch products • Providing MGP proprietary protein and starch products • Focusing on large branded players • Leveraging macro trends

• Metze’s Select - first MGP brand • Showcasing MGP’s range of expertise and strengthening our reputation with trade and consumers • Valuable opportunity to learn A very smooth and well-rounded dram, and a good reminder why all those "craft" brands are sourcing MGP whiskey to begin with for their own labels. – Jake Eman, Distiller.com A well-balanced bourbon featuring a Lawrenceburg-style high rye characteristic that merges spicy notes with creamy vanilla and caramel. - www.thewhiskeywash.com “ “

• Expanding barrel warehouse capacity - $16MM investment • Building our barreled whiskey inventory - Aged Whiskey = potential 3X value - Investment up $10MM vs. 2014 • Attracting and developing talent

• Mix shift to higher value products will reduce overall impact of commodity prices • Disciplined approach to managing commodity costs - Formula-driven pricing - Locking in margins - Passing through significant swings in cost

• Shareholders • Employees • Partners • Consumers • Communities

Fav / (Unfav) vs Prior Year $MM $MM % Distillery Products $201.5 $7.5 3.9% Ingredient Solutions 44.6 1.5 3.5% Total $246.1 $9.0 3.8% NET SALES YEAR TO DATE 9/30/2015 • Both segments contributing to growth • Distillery products growth driven by food grade alcohol, +9.6% YTD • Ingredient solutions growth driven by specialty wheat starches, +13.8% YTD KEY DRIVERS

GROSS PROFIT MARGINS YEAR TO DATE 9/30/2015 • Net Sales shift to more profitable products • Effective price management during commodity declines • Improved plant efficiencies KEY DRIVERS 2014 9.5% 2015 17.4%

INCOME STATEMENT HIGHLIGHTS YEAR TO DATE 9/30/2015 Fav / (Unfav) vs. PY $MM $MM % Net Sales $246.1 $9.0 3.8% Gross Profit 42.8 20.3 90.8 Selling, general, and administrative 20.0 (4.8) (31.5) Insurance recoveries - (1.2) (100.0) Income from operations 22.8 14.3 169.9 Interest expense (0.4) 0.3 39.2 Equity Method Investment Earnings 6.0 (1.3) (17.5) Income before taxes 28.4 13.3 88.0 Provision from income taxes 8.7 (9.7) --- Net income $19.7 $3.6 22.3 EPS 1.10 $0.21 23.6% KEY DRIVERS • Gross Profit up 91% • Income from Operations up 170% despite prior year favorable insurance settlement • EPS up 24% despite higher taxes

S&P 500 3% 8% 28% 40% Russel 2000 Consumer Staples Russel 3000 Beverage & Distillers MGPI

• Long-term strategy in place • Turnaround well underway • Mix and investment driving long-term growth • Well positioned against macro trends

MGP Ingredients, Inc.® Cray Business Plaza 100 Commercial Street P.O. Box 130 Atchison, Kansas 66002 800.255.0302 mgpingredients.com